Exhibit 99.2
Fourth Quarter 2009 Earnings Call Supplemental Materials

Forward Looking Statements This presentation contains statements related to FIS' future plans and expectations and, as such, constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about 2010 adjusted earnings per share, margin expansion and cash flow, as well as other statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes no obligation to update any forward-looking statement. 2

Use of Non-GAAP Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures and acquisition related cash items. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the attachments to the press release dated 2/4/2010 and in the Investor Relations section of the FIS Web site, www.fisglobal.com. 3

Pro Forma Highlights - 4th Quarter 2009 Adjusted revenue of $1.316 billion, up 2.7% 0.4% increase in constant currency Adjusted EBITDA margin of 29.5%, up 240 bps Adjusted EPS of $0.44 Adjusted free cash flow of $237 million 4

Consolidated Results(1) ($ millions) 5 Pro forma revenue increased 2.7% Constant currency revenue increased 0.4% Modest improvement in software sales offset by lower termination fees Adjusted EBITDA increased 11.5% Adjusted margin expanded 240 bps to 29.5% Achievement of targeted synergies Favorable currency rates of $5 million Prior year results reflect the inclusion of Metavante results on a pro forma basis. Excludes $15 million purchase accounting adjustment for deferred revenues. Note: Calculations may differ due to rounding. (2) (2) Revenue EBITDA

Financial Solutions(1) ($ millions) 6 Financial Solutions revenue decreased 1.3% Software sales increased 27% ($5 million) Professional services declined 20% ($15 million) Adjusted EBITDA increased 0.6% Adjusted margin expanded 80 bps to 43.7% Achievement of targeted synergies Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding Financial Solutions Revenue Financial Solutions EBITDA

Payment Solutions(1) ($ millions) 7 Payment Solutions revenue decreased 1.0% Comparable to prior year excluding $7 million reduction in termination fees Debit transactions increased 13.6% Credit transactions increased 3.6% Adjusted EBITDA increased 0.3% Adjusted margin expanded 50 bps to 34.8% Attainment of synergies offset by $7 million reduction in termination fees Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding Payment Solutions Revenue Payment Solutions EBITDA

International Solutions(1) ($ millions) 8 Reported revenue increased 24.0% $29 million favorable currency impact Constant currency revenue increased 8.4% 6.4% growth in financial solutions 9.7% growth in payment solutions Adjusted EBITDA increased 90.2% $5 million favorable currency impact Constant currency adjusted EBITDA increased 74.3% Adjusted margin expanded 960 bps to 27.5% Favorable revenue mix Improved operating leverage Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding International Solutions Revenue International Solutions EBITDA

Results Summary(1) ($ millions) 9 Reflects FIS on a stand-alone basis for the first nine months of 2009. Note: Calculations may differ due to rounding

Cash Flows(1) ($ millions) 10 Strong earnings Disciplined working capital management Targeted capital investment Reflects FIS on a stand-alone basis for the first nine months of 2009. Note: Calculations may differ due to rounding

Projected 2010 Net Interest Expense 11 $3.3 billion debt outstanding 12/31/09 3.6% effective interest rate at 12/31/09 Projected $90 - $100 million in 2010 net interest expense Interest swap detail(1) $200 million step-down on 2/2 at 7.12% $850 million maturing on 4/11 at 5.8% Replaced with forward swap at 1.6% $54.5 million mandatory quarterly debt payments Excess cash flow applied to debt paydown Represents fixed rate plus applicable margin.

2010 Outlook 12 Revenue Growth: Constant Currency +1% - 3% Reported +2% - 4% Adjusted EBITDA margin expansion > 300 bps Adjusted EPS $1.91 - $2.01 +17% - 23% growth versus $1.63 in 2009 Adjusted free cash flow > $750 million Refer to appendix for additional assumptions.

Appendix

Consolidated Results Summary ($ millions) 14 Note: Calculations may differ due to rounding.

Note: Calculations may differ due to rounding. International Solutions 15 2010 Foreign Currency Exchange Rates 2010 Foreign Currency Exchange Rates LC/$ Budget Euro 1.48 Brazil 0.57 UK 1.65

Total Debt ($ millions) 16 Note: Calculations may differ due to rounding. Weighted Avg Rate at 12/31/09 3.6% Fixed to Floating Ratio 78%

2010 Outlook Assumptions ($ millions) 17 Pre-tax acquisition related purchase amortization $250 - $255 After-tax $160 - $165 Other depreciation and amortization $365 - $380 In-year synergies realized ~ $150 Interest expense, net $90 - $100 Effective tax rate 36% Average diluted shares ~ 378 million